                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------

                                    FORM 8-K

                            -------------------------

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 22, 2003.

                                 EPICEDGE, INC.
             (Exact name of Registrant as specified in its charter)


             TEXAS                      001-15493              75-1657943
(State or other jurisdiction of        (Commission           (I.R.S. Employer
 incorporation or organization)        File Number)         Identification No.)




    5508 HIGHWAY TWO NINETY WEST
             SUITE 300
           AUSTIN, TEXAS                                         78735
(Address of principal executive offices)                       (Zip Code)


       Registrant's Telephone Number, including area code: (512) 261-3346


                                 NOT APPLICABLE
              (Former name, former address and former fiscal year,
                          if changed since last report)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On October 22, 2003, Deloitte & Touche, LLP ("D&T") delivered notice to EpicEdge, Inc. (the "Company") of D&T's resignation as the Company's independent accountants. The resignation became effective as of October 22, 2003.

         The reports of D&T on the Company's consolidated financial statements for each of the fiscal years ended December 31, 2001 and December 31, 2002 did not contain an adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         The resignation of D&T was not recommended or approved by the Board of Directors or an audit committee or similar committee of the Board of Directors.

         During the fiscal years ended December 31, 2001 and December 31, 2002 and through October 22, 2003, there were no disagreements between the Company and D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with their report on the financial statements for such years. In addition, during the fiscal years ended December 31, 2001 and December 31, 2002, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

         The Company has provided D&T with a copy of the foregoing disclosures prior to the filing of this Current Report on Form 8-K with the Securities and Exchange Commission and has requested D&T to furnish it with a letter addressed to the Securities and Exchange Commission stating whether D&T agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree. Attached hereto as Exhibit 16 is a copy of D&T's letter, dated October 22, 2003, stating its agreement with such statements.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

Exhibit No.       Description
-----------       -----------
16                Letter from Deloitte & Touche LLP to the Securities and Exchange Commission
                  dated October 22, 2003.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          EPICEDGE, INC.

                                          By: /s/ Mark L. McManigal
                                             -----------------------------------
                                          Name: Mark L. McManigal
                                          Title: Interim Chief Executive Officer

Date: October 22, 2003





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                                 EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------
16                Letter from Deloitte & Touche LLP to the Securities and Exchange Commission
                  dated October 22, 2003.